UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Image Entertainment, Inc.
(Name of Registrant as Specified In Its Charter)

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IMAGE ENTERTAINMENT URGES RE-ELECTION OF CURRENT BOARD

CHATSWORTH, Calif., Oct. 9, 2006 — Image Entertainment, Inc. (Nasdaq: DISK), a leading independent licensee, producer and distributor of home entertainment programming in North America, today released the following statement from company president and CEO Martin W. Greenwald:

“During the course of 25 years, Image Entertainment has grown into one of the most formidable independent companies in the home entertainment industry.  We have successfully navigated changes in consumer trends, major shifts in the retail landscape and transitions to new formats.  Image has built an infrastructure that gives entertainment and media companies the ability to distribute their content, provides retailers with a wide variety of product that sells and gives consumers entertainment and programming they want.  Image has a solid history of delivering shareholder value and a proven track record of making decisions that are in the best interests of all our shareholders and the company.  I urge every Image shareholder to cast their vote in this board election and make their opinion count.”

Image Entertainment urges shareholders to vote the WHITE proxy card today — by telephone or Internet by following the instructions on the WHITE proxy card.  Shareholders can also fax the WHITE proxy card to 212-440-9009.  All telephone and Internet proxy votes must be cast by 11:59 pm EST on October 9, 2006 to ensure they are received in time.  All proxies must be received by the close of the polls at the Company’s annual meeting of stockholders which begins at 10:00 am Pacific time tomorrow, Tuesday, October 10, 2006.  All proxies that are received by the close of the polls tomorrow will be presented to the independent inspector of election.  For questions or assistance in voting, shareholders should call the company’s proxy solicitor Georgeson Inc. at (866) 856-4733.

About Image Entertainment:

Image Entertainment, Inc. is a leading independent licensee, producer and distributor of home entertainment programming in North America, with over 3,000 exclusive DVD titles and approximately 200 exclusive CD titles in domestic release and approximately 300 programs internationally via sublicense agreements.  For many of its titles, the Company has exclusive audio and broadcast rights and, through its subsidiary Egami Media, Inc., has digital download rights to more than 1,500 video programs and over 150 audio programs containing more than 2,500 tracks.  The Company is headquartered in Chatsworth, California, and has a domestic distribution facility in Las Vegas, Nevada.  The Company’s subsidiary Image Entertainment (UK) maintains a content acquisition office in London, England.  For more information about Image Entertainment, Inc., please go to www.image-entertainment.com.

Forward-Looking Statements:

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to, among other things, our goals, plans and projections regarding our financial position, results of operations, market position, product development and business strategy.  These statements may be identified by the use of words such as “will,” “may,” “estimate,” “expect,” “intend,” “plan,” “believe,” and other terms of similar meaning in connection with any discussion of future operating or financial performance.  All forward-looking statements are based on management’s current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause action outcomes and results to differ materially from current expectations.

20525 NORDHOFF STREET • SUITE 200 • CHATSWORTH, CA  91311-6104 • TEL 818.407.9100

www.image-entertainment.com

These factors include, among other things, our inability to raise additional working capital, changes in debt and equity markets, increased competitive pressures, changes in our business plan, and changes in the retail DVD and entertainment industries.  For further details and a discussion of these and other risks and uncertainties, see “Forward-Looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.  Unless otherwise required by law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Press/Corporate Contact:

Steve Honig

THE HONIG COMPANY, INC.

818.986.4300

press@honigcompany.com

Investor Relations:

Charles Messman or Todd Kehrli

MKR Group, LLC

818.556.3700

ir@mkr-group.com

IMAGE ENTERTAINMENT URGES RE-ELECTION OF CURRENT BOARD

CHATSWORTH, Calif., Oct. 9, 2006 — Image Entertainment, Inc. (Nasdaq: DISK), a leading independent licensee, producer and distributor of home entertainment programming in North America, today released the following statement from company president and CEO Martin W. Greenwald:

“During the course of 25 years, Image Entertainment has grown into one of the most formidable independent companies in the home entertainment industry.  We have successfully navigated changes in consumer trends, major shifts in the retail landscape and transitions to new formats.  Image has built an infrastructure that gives entertainment and media companies the ability to distribute their content, provides retailers with a wide variety of product that sells and gives consumers entertainment and programming they want.  Image has a solid history of delivering shareholder value and a proven track record of making decisions that are in the best interests of all our shareholders and the company.  I urge every Image shareholder to cast their vote in this board election and make their opinion count.”

Image Entertainment urges shareholders to vote the WHITE proxy card today – by telephone or Internet by following the instructions on the WHITE proxy card.  Shareholders can also fax the WHITE proxy card to 212-440-9009.  All telephone and Internet proxy votes must be cast by 11:59 pm EST on October 9, 2006 to ensure they are received in time.  All proxies must be received by the close of the polls at the Company’s annual meeting of stockholders which begins at 10:00 am Pacific time tomorrow, Tuesday, October 10, 2006.  All proxies that are received by the close of the polls tomorrow will be presented to the independent inspector of election. For questions or assistance in voting, shareholders should call the company’s proxy solicitor Georgeson Inc. at (866) 856-4733.

About Image Entertainment:

Image Entertainment, Inc. is a leading independent licensee, producer and distributor of home entertainment programming in North America, with over 3,000 exclusive DVD titles and approximately 200 exclusive CD titles in domestic release and approximately 300 programs internationally via sublicense agreements.  For many of its titles, the Company has exclusive audio and broadcast rights and, through its subsidiary Egami Media, Inc., has digital download rights to more than 1,500 video programs and over 150 audio programs containing more than 2,500 tracks.  The Company is headquartered in Chatsworth, California, and has a domestic distribution facility in Las Vegas, Nevada.  The Company’s subsidiary Image Entertainment (UK) maintains a content acquisition office in London, England.  For more information about Image Entertainment, Inc., please go to www.image-entertainment.com.

20525 NORDHOFF STREET • SUITE 200 • CHATSWORTH, CA  91311-6104 • TEL 818.407.9100

www.image-entertainment.com

Forward-Looking Statements:

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to, among other things, our goals, plans and projections regarding our financial position, results of operations, market position, product development and business strategy.  These statements may be identified by the use of words such as “will,” “may,” “estimate,” “expect,” “intend,” “plan,” “believe,” and other terms of similar meaning in connection with any discussion of future operating or financial performance.  All forward-looking statements are based on management’s current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause action outcomes and results to differ materially from current expectations.

These factors include, among other things, our inability to raise additional working capital, changes in debt and equity markets, increased competitive pressures, changes in our business plan, and changes in the retail DVD and entertainment industries.  For further details and a discussion of these and other risks and uncertainties, see “Forward-Looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.  Unless otherwise required by law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Press/Corporate Contact:

Steve Honig

THE HONIG COMPANY, INC.

818.986.4300

press@honigcompany.com

Investor Relations:

Charles Messman or Todd Kehrli

MKR Group, LLC

818.556.3700

ir@mkr-group.com